EXHIBIT 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of April 16, 2015 (the “Amendment Date”), is made between (i) ENGLOBAL CORPORATION, a Nevada corporation (“ENGlobal Holdings”), ENGLOBAL U.S., INC., a Texas corporation (“ENGlobal U.S.”), and ENGLOBAL GOVERNMENT SERVICES, INC., a Texas corporation (“ENGlobal Government;” ENGlobal Government, together with ENGlobal U.S. and ENGlobal Holdings, and together with any Subsidiary that becomes a “Borrower” hereafter pursuant to the operation and effect of Section 7.12, hereinafter sometimes collectively called “Borrowers” and individually called a “Borrower”); (ii) ENGLOBAL INTERNATIONAL, INC., a corporation organized under the BVI Business Companies Act of 2004, as amended (“ENGlobal International”) and ENGLOBAL EMERGING MARKETS, INC., a Texas corporation (“ENGlobal Emerging Markets;” ENGlobal Emerging Markets, together with ENGlobal International, and together with any Subsidiary that becomes a “Subsidiary Guarantor” hereafter pursuant to the operation and effect of Section 7.12, hereinafter sometimes collectively called “Subsidiary Guarantors” and individually called a “Subsidiary Guarantor”; and the Subsidiary Guarantors, together with the Borrowers, hereinafter sometimes collectively called the “Obligors” and individually called an “Obligor”) and (iii) REGIONS BANK, an Alabama bank (“Lender”), for the purpose of amending that certain Loan and Security Agreement, dated as of September 16, 2014, made between Obligors and Lender (which, as modified or amended to date, and as further modified and amended hereby, is called herein the “Loan Agreement”) to memorialize the consent of Lender to certain transactions contemplated by Borrowers, the making of certain amendments and modifications to the Loan Agreement as a condition thereto, and certain related matters, all as described more particularly below.

1.                  Incorporation of Definitions. Capitalized terms used in this Amendment, but not expressly defined herein, shall have the same meanings as given to such terms in the Loan Agreement. Section references used in this Amendment shall mean and refer to Sections references in the Loan Agreement.

2.                  Amendments. Lender and Obligors agree that the Loan Agreement shall be amended and modified, effective as of the First Amendment Effective Date (as defined hereinbelow) , as follows:

2.1                    New Definitions. The following new defined terms shall be added to Section 1.2 of the Loan Agreement in the appropriate alphabetical order:

“First Amendment” means the First Amendment to Loan and Security Agreement, dated as of the First Amendment Effective Date, made between the parties hereto, amending this Agreement.

“First Amendment Effective Date” means the “ Amendment Date, ” as that term is defined in the First Amendment.

2.2                    Interest Payment Date. Clause (ii) of Section 2.7(b) of the Loan Agreement shall be amended by deleting the words ”first day” appearing in the second line thereof and substituting in their place the words “second day”.

2.3                    Furmanite Notes. Section 7.13 of the Loan Agreement shall be amended by adding thereto, at the present end thereof, the following:

In addition to the foregoing, from and after the First Amendment Effective Date, the words “Steele Note or the Aspen Note, or both,” as used above shall be deleted and replaced with the words, “the Steele Note, the Furmanite Notes and/or the Aspen Note”. As used herein, “Furmanite Notes” mean, collectively, (i) that certain Promissory Note dated January 1, 2013, in the principal amount of $1,896,154.29, from Furmanite America, Inc. payable to ENGlobal U.S., and (ii) that certain Promissory Note dated August 30, 2013, in the principal amount of $3,000,000.00, from Furmanite America, Inc. payable to ENGlobal U.S., as each may be modified or amended from time to time, and together with all extensions thereto, renewals thereof and substitutions and additions thereto.

2.4                    Repurchase of Stock. The period shall be deleted and following shall be added to Section 7.3 (a) of the Loan Agreement at the present end thereof:

; and (ii) from and after the First Amendment Effective Date, ENGlobal Holdings may repurchase from to time certain Equity Interests issued by it subject to the following conditions precedent: (A) Lender shall have received at least one (1) Business Day’s advance written notice of such Borrower’s intent to make such repurchase on a specified date for a specified amount; (B) the total amount of cash expended by such Borrower in all such repurchases over the term of this Agreement cannot exceed $2,000,000, (C) no Default or Event of Default then shall exist, and none shall be caused by any such repurchase being made; (D) no Revolving Loans shall be outstanding either immediately before or immediately after any such repurchase is made; and (E) Lender shall have received written certification from such Borrower’s chief financial officer of such Borrower’s compliance with the foregoing clauses (B), (C) and (D) on the date that each such repurchase is made.

3.                  Conditions Precedent. Completion of the following to Lender’s satisfaction shall constitute express conditions precedent to the effectiveness of the consent set forth in Section 2 above and the amendments set forth in Section 2 above: (i)  the Obligors party hereto and thereto shall have executed and delivered to Lender this Amendment and the consent and re-affirmation of the Subsidiary Guarantors attached hereto (this Amendment and such consent and re-affirmation, collectively, the “Amendment Documents”); and (ii) all representations and warranties set forth in Section 4 shall be true and correct in all material respects as of the Amendment Date, and after giving effect hereto, as witnessed by Obligors’ execution and delivery hereof and thereof to the extent party hereto and thereto.

4.                  Representations and Warranties. In order to induce Lender to enter into this Amendment, each Obligor hereby represents and warrants to Lender as follows:

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4.1                    Legal Right. Each Obligor has the full power, right and legal authority to execute, deliver and perform its obligations under this Amendment and each other Amendment Document to which it is party.

4.2                    Authorization; No Consents. Each Obligor has taken all action necessary to authorize the execution and delivery of, and the performance of its obligations under, this Amendment and any other Amendment Documents to which it is party; and no consent or approval of any Person, or registration or filing with any Governmental Entity, is required in connection herewith, except such as has been obtained or made and is in full force and effect.

4.3                    Enforceability. This Amendment together with the other Amendment Documents to which such Obligor is party constitute a legal, valid and binding obligations of each Obligor, enforceable against Obligor in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or moratorium or similar laws affecting the rights of creditors generally.

4.4                    No Default. After giving effect hereto, no Default or Event of Default has occurred and is continuing or would result from the execution, delivery and performance by each Obligor of this Amendment or any other Amendment Documents to which it is party.

4.5                    Existing Representations. The representations and warranties contained in the Loan Agreement and in each of the other Loan Documents to which each Obligor is a party are true and complete in all material respects on and as of the date hereof as though made on and as of the date hereof except for (i) changes which have occurred and which were not prohibited by the terms of the Loan Agreement or such other Loan Documents, or otherwise consented to in writing by Lender, including pursuant hereto, (ii) to the extent that any such representation or warranty related to an earlier date, and (iii) as are affected by transactions specifically and expressly contemplated by the Loan Agreement.

5.                  Reference to and Effect on the Documents.

5.1                    References. Each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Loan Agreement in the other Loan Documents other than the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

5.2                    Effect. Except as specifically amended hereby, the Loan Agreement and all other Loan Documents, and all other documents, agreements, instruments or writings entered into in connection therewith, shall remain in full force and effect, and are hereby ratified, confirmed and acknowledged by Obligors. The consents set forth herein are limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or other modification of any other term or conditions of the Loan Agreement, any other Loan Document, or any document delivered pursuant thereto, or (ii) prejudice any right or rights which Lender may now or in the future have in connection with the Loan Agreement or any other Loan Document, or (iii) constitute a novation of the Loan Agreement or any other Loan Document.

6.                  Governing Law. This Amendment together with the other Amendment Documents (if any) and the rights and obligations of the parties hereunder and thereunder, respectively, shall be governed by, and construed and interpreted in accordance with the substantive laws of the Jurisdiction, without regard to its conflict of laws principles.

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7.                  Headings. Section headings and captions used in this Amendment and the other Amendment Documents (if any) are included herein for convenience of reference only and shall not constitute a part of this Amendment or any other Amendment Document for any other purpose.

8.                  Successors. This Amendment and each of the other Amendment Documents (if any) shall be binding upon the permitted successors and assigns of the parties hereto and thereto.

9.                  Counterparts. This Amendment and each of the other Amendment Documents (if any) may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment and the other Amendment Documents by signing any such counterpart. Delivery by any party hereto of an executed counterpart of a signature page to this Amendment or any Amendment Document by telecopy, Adobe PDF file or other form of electronic transmission shall be effective as delivery of a manually executed counterpart thereof, and shall be effective as an original thereof, provided that any party hereto making delivery by such means shall also deliver an original executed counterpart to Lender, but the failure of such party to do so shall not affect the validity, binding effect or enforceability of this Amendment.

10.              Loan Document. Each of this Amendment and all other Amendment Documents (if any) shall constitute Loan Documents under the Loan Agreement and be governed and construed accordingly.

11.              No Offsets. Each Obligor hereby acknowledges and agrees that as of the Amendment Effective Date it has no known offsets, defenses, claims, or counterclaims against Lender with respect to the Obligations.

12.              Entire Agreement. This Amendment and the other Amendment Documents, together, constitute the entire agreement between the parties in respect of the subject matter hereof, and may not be contradicted by evidence of prior, contemporaneous or oral agreements between the parties. There are no unwritten oral agreements between Obligors and Lender in regard to the subject matter hereof.

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WITNESS the hands of Borrowers and Lender as of the date first above written.

“BORROWERS”

ENGLOBAL CORPORATION

By:     /s/ Mark Hess

Name: Mark Hess

Title: Treasurer and Chief Financial Officer

ENGLOBAL U.S., INC.

By:     /s/ Mark Hess

Name: Mark Hess

Title: Treasurer and Chief Financial Officer

ENGLOBAL GOVERNMENT SERVICES, INC.

By:     /s/ Mark Hess

Name: Mark Hess

Title: Treasurer and Chief Financial Officer

“LENDER”

REGIONS BANK

By:    /s/ Gregory Garbuz

Name: Gregory Garbuz

Title: Vice President

CONSENT AND REAFFIRMATION OF GUARANTORS

The undersigned, being a Subsidiary Guarantor, as defined in the Loan and Security Agreement being amended pursuant to the within and foregoing First Amendment to Loan and Security Agreement, does hereby acknowledge receipt of said amendment, consents thereto, agrees to be bound thereby and further agrees in connection therewith that its, his or her Guaranty, as defined in such Loan and Security Agreement, shall continue in full force and effect notwithstanding the execution and delivery thereof and the performance of the parties thereunder.

ENGLOBAL INTERNATIONAL, INC.

By:     /s/ Mark Hess

Name: Mark Hess

Title: Treasurer and Chief Financial Officer

ENGLOBAL EMERGING MARKETS, INC.

By:     /s/ Mark Hess

Name: Mark Hess

Title: Treasurer and Chief Financial Officer